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                               CAMBRIDGE HOLDINGS, LTD.

                                1999 STOCK OPTION PLAN


     This 1999 Stock Option Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Cambridge Holdings, Ltd. and related companies.

     1.   DEFINITIONS.

          The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

          BOARD:  The Board of Directors of Cambridge Holdings, Ltd.

          CHANGE IN CONTROL: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange
Act) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

          CODE:  The Internal Revenue Code of 1986, as amended.

          COMMON STOCK: The $.025 par value Common Stock of Cambridge Holdings, Ltd.

          COMPANY: Cambridge Holdings, Ltd., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

          CONSULTANT: A Consultant is any person, including any advisor, engaged by the Company or any Related Company to render consulting services and may include members of the Board.

          CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT: The employment by, or relationship as a Consultant with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted due to personal or other mitigating circumstances.

          DATE OF GRANT: The date on which an Option is granted under the Plan.

          EMPLOYEE: An Employee is an employee of the Company or any Related Company.

          EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

          EXERCISE PRICE: The price per share of Common Stock payable upon exercise of an Option.

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          FAIR MARKET VALUE:  The Fair Market Value of the Option Shares.
Such Fair Market Value as of any date shall be reasonably determined by the Option Committee; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall be the officially quoted closing price, if available, through The Nasdaq Stock Market, Inc. (including the Electronic Bulletin Board system operated by Nasdaq), or a stock exchange, or if no officially quoted closing price is available, the representative closing bid price, on the date in question. In the event there is no officially quoted closing price or bid price or the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Option Committee after such consultation with outside legal, accounting and other experts as the Board or the Option Committee may deem advisable, and the Board or the Option Committee shall maintain a written record of its method of determining such value.

          INCENTIVE STOCK OPTIONS ("ISOs"): "Incentive Stock Options" as that term is defined in Section 422 of the Code.

          NON-INCENTIVE STOCK OPTIONS ("NON-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

          OFFEREE: An Employee or Consultant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

          OPTION: The rights granted to an Employee or Consultant to purchase Common Stock pursuant to the terms and conditions of an Option Agreement.

          OPTION AGREEMENT: The written agreement (and any amendment or supplement thereto) between the Company and an Employee or Consultant designating the terms and conditions of an Option.

          OPTION COMMITTEE: The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate composed of not less than two members of the Board who are not employees of the Company or a Related Company.

          OPTION SHARES: The shares of Common Stock underlying an Option granted to an Employee or Consultant.

          OPTIONEE:  An Employee or Consultant who has been granted an Option.

          PARTICIPANT: An Employee or Consultant who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

          PURCHASE PRICE: The Purchase Price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

          RELATED COMPANY: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

          RESTRICTED STOCK:  The shares of Common Stock issued pursuant to
Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

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          RIGHT TO PURCHASE:  A right to purchase Restricted Stock granted to an Offeree pursuant to Section 15 hereof.

          RULE 16b-3: Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act.

     2.   PURPOSE AND SCOPE.

          (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Consultants an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

          (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees and Consultants selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan.

          In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and Offerees, shall determine (i) the number of shares of Common Stock to be subject to each Option and Right to Purchase, (ii) the time at which each Option or Right to Purchase is to be granted, (iii) whether an Option or Right to Purchase shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the Exercise Price for the Option Shares, (v) the Purchase Price of Restricted Stock, (vi) the option period, and (vii) the manner in which the Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option and Right to Purchase as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option and the form of Stock Purchase Agreement to evidence each Right to Purchase.

          The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

          All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, Consultants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

     4. THE COMMON STOCK. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options and Rights to Purchase with respect

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to, a total number, not in excess of 1,000,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 16 shall be substituted for the 1,000,000 shares or into which such 1,000,000 shares shall be adjusted. All or any unsold shares subject to an Option or Right to Purchase that for any reason expires or otherwise terminates may again be made subject to Options or Rights to Purchase under the Plan. No person may be granted Options or Rights to Purchase under this Plan covering in excess of an aggregate of 500,000 Option Shares and shares of Restricted Stock in any calendar year, subject to adjustments in connection with Section 16.

     5. ELIGIBILITY. Options which are intended to qualify as ISOs will be granted only to Employees. Employees and Consultants may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Rights to Purchase under the Plan.

     6. OPTION PRICE. The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant, or the date on which the Optionee is hired or promoted (or similar event), if the Date of Grant occurs not more than 90 days after the date of such hiring, promotion or other event.

     7.   DURATION AND EXERCISE OF OPTIONS.

          (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length. Except as otherwise provided herein or as determined by the Option Committee, no Option shall be exercised for the period of one year following the Date of Grant; provided, however, that this limitation shall not apply to the exercise of an Option pursuant to the terms of the relevant Option Agreement upon the Optionee's death.

          (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

          (c) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

          (d) In the event an Optionee's Continuous Status as an Employee or Consultant terminates for any reason, any Option held by the Optionee on the date of termination may be exercised within 90 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 90-day period, any unexercised portion of an Option shall expire.

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          (e)  Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the Exercise Price for the Option Shares purchased is at least $2,000.

          (f) No Option may be exercised until the Plan is approved by the shareholders of the Company as provided in Section 17 below.

     8. PAYMENT FOR OPTION SHARES. If the Exercise Price of the Option Shares purchased by any Optionee at one time exceeds $2,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     9. RELATIONSHIP TO EMPLOYMENT OR POSITION. Nothing contained in the Plan, or in any Option or Right to Purchase granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Company, as an Employee or as a Consultant or interfere in any way with the right of the Company to terminate the Participant's employment as an Employee or position as a Consultant, at any time.

     10. NONTRANSFERABILITY OF OPTION. Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

     11. RIGHTS AS A STOCKHOLDER. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in
Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     12. SECURITIES LAWS REQUIREMENTS. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     13. DISPOSITION OF SHARES. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity;
(b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended,

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or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     14. TEN PERCENT SHAREHOLDER RULE. With respect to ISO's, no Option may be granted to an Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time the Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date of Grant and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant.

     15.  RIGHTS TO PURCHASE

          15.1 NATURE OF RIGHT TO PURCHASE. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Option Committee, shares of Common Stock subject to such terms, restrictions and conditions as the Option Committee may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

          15.2 ACCEPTANCE OF RIGHT TO PURCHASE. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten days (or such longer or shorter period as the Option Committee may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 15.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Option Committee shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

          15.3 PAYMENT OF PURCHASE PRICE. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Option Committee, by
(a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

          15.4 RIGHTS AS A SHAREHOLDER. Upon complying with the provisions of Section 15.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement.
 Unless the Option Committee shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

          15.5 RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement or by the Option Committee. In the event a Participant's Continuous Service as an Employee or

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Consultant terminates for any reason, the Stock Purchase Agreement may provide, in the discretion of the Option Committee, that the Company shall have the right, exercisable at the discretion of the Option Committee , to repurchase (a) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (b) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

          15.6 VESTING OF RESTRICTED STOCK. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

          15.7 DIVIDENDS. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Option Committee, to repayment of such note.

          15.8 NONASSIGNABILITY OF RIGHTS. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Option Committee.

     16. CHANGE IN STOCK, ADJUSTMENTS, ETC. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options and Rights to Purchase as provided in the respective Option Agreements and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

     17. EFFECTIVE DATE OF PLAN; TERMINATION DATE OF PLAN. Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective April 16, 1999. The Plan shall terminate at midnight on April 15, 2009, except as to Options previously granted and outstanding under the Plan at that time. No Options or Rights to Purchase shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options or Rights to Purchase then outstanding under the Plan.

     18. WITHHOLDING TAXES. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or Right to Purchase including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock to be issued upon the exercise of any Option.

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     19.  CHANGE IN CONTROL.

          In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Option or Right to Purchase is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Rights to Purchase and Restricted Stock and (b) with respect to Options and Rights to Purchase, the Option Committee in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (i) provide for the purchase of each Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable, (ii) adjust the terms of the Options and Rights to Purchase in a manner determined by the Option Committee to reflect the Change in Control,
(iii) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided or (iv) make such other provision as the Committee may consider equitable. If the Option Committee does not take any of the foregoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Option Committee shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen days prior to the anticipated effective date of the proposed transaction.

     20.  AMENDMENT.

          (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the right of a Participant under an outstanding Option Agreement or Stock Purchase Agreement, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement

          (b) The Committee may amend the terms of any Option or Right to Purchase theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

          (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Options and Rights to Purchase which qualify for beneficial treatment under such rules without shareholder approval.

     21.  OTHER PROVISIONS.

          (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

          (b) Any expenses of administering the Plan shall be borne by the Company.

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          (c)  This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

          (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.


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